UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): December 15, 2009

HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Commerce Boulevard Cincinnati, Ohio	45140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 618-0911

________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction.  On December 17, 2009, HealthWarehouse.com, Inc. (the “Company”) filed a Current Report on Form 8-K, describing the Company’s and its wholly-owned subsidiary, Hwareh.com, Inc.’s, entry into a Loan and Security Agreement (the “Loan Agreement”) with HWH Lending LLC, a Delaware limited liability company (the “Lender”).  Under the terms of the Loan Agreement, the Company borrowed $515,000 from the Lender on December 15, 2009 (the “First Loan”).  This Amendment No. 1 to the Current Report on Form 8-K is being filed to add Item 3.02 to disclose the Company’s unregistered sales of equity securities.  This Amendment No. 1 should be read in conjunction with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2009.

Item 3.02  Unregistered Sale of Equity Securities.

On November 17, 2009, the holder of a convertible promissory note in the principal amount of $300,000 converted the note, at a conversion price of $0.0757 per share, and received 3,963,594 shares of the Company’s common stock.  The issuance of the common stock upon conversion of the note was made without registration in reliance on the exemptions from registration afforded by Section 4(2) and Rule 506 under the Securities Act of 1933 and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

On November 20, 2009, six holders of convertible promissory notes in the aggregate principal amount of $275,000 converted their notes, at a conversion price of $0.0757 per share, and received a total of 3,633,638 shares of the Company’s common stock.  The issuance of the common stock upon conversion of the notes was made without registration in reliance on the exemptions from registration afforded by Section 4(2) and Rule 506 under the Securities Act of 1933 and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

On December 15, 2009, in consideration of the First Loan, the Company granted the Lender a warrant to purchase 6,250,000 shares of the Company’s common stock at a purchase price of $0.08 per share.  The warrant may be exercised in whole or in part and from time to time for a term of five years from its grant date.   The issuance of the warrant was made without registration in reliance on the exemption from registration afforded by Section 4(2) under the Securities Act of 1933 and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2009	HEALTHWAREHOUSE.COM, INC.

	By:	/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer